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                                                                       10-K 1999
                                                                      Exhibit 23

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-35606; 33-47592; 33-86424; 33-40227; 333-62545;
333-81713; 333-81715; 333-81717) of Schlumberger Limited of our report dated January 26, 2000 appearing on page 52 of this Form 10-K.



/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
New York, New York
March 29, 2000

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